UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-4551

Smith Barney Equity Funds
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Smith Barney Fund Management LLC
300 First Stamford Place
Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end:  January 31

Date of reporting period:  July 31, 2004

ITEM 1.	REPORT TO STOCKHOLDERS.

          The Semi-Annual Report to Stockholders is filed herewith.

SMITH BARNEY
SOCIAL AWARENESS FUND

CLASSIC SERIES  |  SEMI-ANNUAL REPORT  |  JULY 31, 2004

Your Serious Money. Professionally Managed.® is a registered service mark of Citigroup Global Markets Inc.

NOT FDIC INSURED • NOT BANK GUARANTEED • MAY LOSE VALUE

Classic Series

Semi-Annual Report • July 31, 2004

SMITH BARNEY SOCIAL
AWARENESS FUND

CHARLES P. GRAVES III, CFA PORTFOLIO MANAGER	ELLEN S. CAMMER PORTFOLIO MANAGER	EUGENE J. KIRKWOOD PORTFOLIO MANAGER

CHARLES P. GRAVES III, CFA

Charles P. Graves III, CFA has more than 19 years of securities business experience and began co-managing the fund in June of 2001.

Education: BA from Hamilton College; MBA from Columbia University

ELLEN S. CAMMER

Ellen S. Cammer has more than 22 years of securities business experience and has co-managed the fund since 1995.

Education: BFA from Windham College; MBA from Fordham University

EUGENE J. KIRKWOOD

Eugene J. Kirkwood has more than 18 years of securities business experience.

Education: B.S. in Economics and Finance from University of Scranton

FUND OBJECTIVE

The fund seeks high total return consisting of capital appreciation and current income by investing primarily in common stocks and other equity securities of U.S. companies. The fund also normally invests between 15% and 35% of its assets in fixed-income securities.

FUND FACTS

FUND INCEPTION

February 2, 1987

LETTER FROM THE CHAIRMAN

R. JAY GERKEN, CFA
Chairman, President and
Chief Executive Officer

Dear Shareholder,

Following a strong showing in the second half of 2003, the first half of 2004 has seen equity markets remain relatively unchanged, with many segments of the market actually entering negative territory in July. Heightened concerns regarding threats of terrorism, mixed economic reports, and record high oil prices coupled with disappointing management earnings guidance for the remainder of the year have all contributed to the market weakness witnessed late in the period.

Over the past six months, small- and mid-capitalization stocks generally outperformed large-caps and value-oriented stocks continued to outperform growth-oriented stocks. Foreign stock markets performed largely in-line with the broad U.S. market. Due to the recent weakness in the equity markets, bonds have generally outpaced stocks over the past six months.

Bonds had generally suffered, particularly during the spring, due to heightened worries about resurgent inflation, and anticipation that the Federal Reserve Bank (“Fed”) would begin to raise key short-term rates after a long accommodative stance on monetary policy. Indeed, the Fed increased its federal funds target ratei at the end of June to 1.25% and further measured increases were widely anticipated.

The economic picture was rather unclear over the reporting period.After a sharp drop early in the year, the U.S. Consumer Confidence Indexii rose to levels not seen since June of 2002. The domestic unemployment rate held largely steady for the six-month period, however the rate of job growth slowed following a strong increase early in the year. Real gross domestic product (“GDP”)iii increased at an annual rate of 4.5% (revised) in the first fiscal quarter of 2004, but then slipped to 3.0% for the second quarter.iv

Performance Review

For the six months ended July 31, 2004, Class A shares of the Smith Barney Social Awareness Fund, excluding sales charges, returned –1.77%. In comparison, the fund’s unmanaged benchmarks, the S&P 500 Indexv returned –1.78% and the Lehman Brothers Government/Credit Bond Indexvi returned –0.04% for the same period. The fund’s Lipper flexible portfolio funds category average returned –1.72%.1

[1]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the six-month period ended July 31, 2004, calculated among the 364 funds in the fund’s Lipper category, including the reinvestment of dividends and capital gains, if any, and excluding sales charges.

1     Smith Barney Social Awareness Fund     |     2004 Semi-Annual Report

PERFORMANCE SNAPSHOT
AS OF JULY 31, 2004
(excluding sales charges)

6 Months

Class A Shares – Social Awareness Fund	-1.77%

S&P 500 Index	-1.78%

Lehman Brothers Government/Credit Bond Index	-0.04%

Lipper Flexible Portfolio Funds Category Average	-1.72%

The performance shown represents past performance.  Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarneymutualfunds.com.

Class A share returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses.  Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on fund distributions. Excluding sales charges, Class B shares returned -2.17% and Class C shares returned -2.12% over the six months ended July 31, 2004.

Performance Review

The fund slightly underperformed its benchmark for the period, due largely to stock selection in the poorly performing information technology and consumer discretionary sectors. The fixed income portion of the fund was able to post slightly positive performance for the period while its benchmark finished slightly negative.

In the equity portfolio, the leading positive contributors to fund performance were holdings in BP p.l.c. in the energy sector, and Illinois Tool Works Inc. (“ITW”) and Tyco International Ltd., both in the industrial sector. BP, the fund’s largest stock holding at the close of the period, is among the limited number of energy companies that meet the fund’s social awareness criteria, and the managers believe that the company is one of the best-managed major integrated oil companies. During the past six months, BP has benefited from the record-high prices of crude oil. The managers believe the rapid assent in energy prices is nearing an end and have considered taking some profits in the stock, but as of this writing the fund has not yet sold any of its shares in BP. Both ITW and Tyco are multi-industry conglomerates whose business trends generally mirror the performance of the broader economy. Strong economic growth, both in the United States and overseas drove demand for the companies products allowing for sales, earnings and cash flow growth. Additionally, Tyco continued to benefit from restructuring programs put in place over the last year. As of the close of the reporting period, the fund continued to own all three stocks in the portfolio.

The three greatest detractors from fund performance were in the information technology sector: Cisco Systems Inc., Nokia Corp. and Oracle Corp. Nokia suffered from slumping demand for its stylistically out of favor cell phones. The managers thought the stock looked attractive at higher prices, and with a new line of phones set to hit stores in the fourth quarter of this year, valuations near six-year lows, and an attractive dividend yield, they see no reason to sell the stock at current levels. Oracle and Cisco both were hurt by a combination of a broad sell off of technology stocks and company-specific issues. Oracle experienced weak growth in its application business and also stated its desire to start opportunistically acquiring other software companies. Historically, technology acquisitions have by and large proven to be a poor use of capital. Oracle’s share price reflects market skepticism that this time it will be any different. Cisco suffered from a slowdown in growth in its core router business, which the company expects to continue through the end of the year. Also, inventories increased in each of the last two quarters negatively impacting cash flows, which nonetheless remain robust. As of the close of the reporting period, the fund continued to own all three stocks in the portfolio.

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Special Shareholder Notice

On August 13, 2004, Eugene J. Kirkwood was appointed as Vice President and Investment Officer of the Smith Barney Social Awareness Fund. In this capacity, Mr. Kirkwood is co-managing the fixed income portion of the fund. Mr. Kirkwood is an investment officer of Smith Barney Fund Management LLC and a director of Citigroup Global Markets Inc.

On February 2, 2004, initial sales charges on Class L shares were eliminated. Effective April 29, 2004, Class L shares were renamed Class C shares.

Information About Your Fund

In recent months several issues in the mutual fund industry have come under the scrutiny of federal and state regulators.The fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations.The regulators appear to be examining, among other things, the fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects.The fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

In November 2003, Citigroup Asset Management (“Citigroup”) disclosed an investigation by the Securities and Exchange Commission (“SEC”) and the U.S.Attorney relating to Citigroup Asset Management’s entry into the transfer agency business during 1997-1999. On July 20, 2004, Citigroup disclosed that it had been notified by the Staff of the SEC that the Staff is considering recommending a civil injunctive action and/or an administrative proceeding against certain advisory and transfer agent entities affiliated with Citigroup relating to the creation and operation of its internal transfer agent unit to primarily serve the Smith Barney family of mutual funds. Citigroup is cooperating with the SEC and will seek to resolve this matter in discussion with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the fund.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA Chairman, President and Chief Executive Officer

August 17, 2004

3     Smith Barney Social Awareness Fund     |     2004 Semi-Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of and are subject to change and may not be representative of the portfolio manager’s current or future investments.  The fund’s top ten holdings (as a % of net assets) as of this date were: BP PLC, Sponsored ADR (2.62%), Microsoft Corporation (2.14%), American Express Co. (2.04%), Pfizer Inc. (1.97%), Wells Fargo & Co. (1.91%), The News Corp. Ltd., Sponsored Preferred ADR (1.67%), Danaher Corp. (1.67%), Kimberly-Clark Corp. (1.66%), Amgen Inc. (1.66%), Royal Dutch Petroleum Co., NY Shares (1.64%). Please refer to pages 8 through 13 for a list and percentage breakdown of the fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The fund’s top five sector holdings (as a % of total investments) as of July 31, 2004 were:  Financials (19.2%); Information Technology (12.5%); Health Care (12.0%); Industrials (9.8%); Consumer Discretionary (9.6%).  The fund’s portfolio composition is subject to change at any time.

RISKS:  Keep in mind, stock prices are subject to market fluctuations and fixed-income securities are subject to credit and market risks. Also, because the fund uses social awareness criteria, there may be a smaller universe of investments. The fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance.

All index performance reflects no deduction for fees, expenses or taxes.  Please note an investor cannot invest directly in an index.

[i]	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
ii	Source: Consumer Confidence Index, The Conference Board, July 27, 2004.
iii	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
iv	Source: Bureau of Economic Analysis, U.S. Department of Commerce, July 30, 2004.
[v]	The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks.
vi	The Lehman Brothers Government/Credit Bond Index is a broad- based bond index composed of government and corporate debt issues that are investment grade (rated Baa/BBB or higher).

4     Smith Barney Social Awareness Fund      |     2004 Semi-Annual Report

Smith Barney Social Awareness Fund at a Glance (unaudited)

Investment Breakdown†

January 31, 2004	July 31, 2004

†  As percentage of total investments. Please note that Fund holdings are subject to change.

5     Smith Barney Social Awareness Fund      |     2004 Semi-Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested on February 1, 2004 and held for the six months ended July 31, 2004.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)		Beginning Account Value	Ending Account Value	Expenses Paid During the Period(3)

Class A	(1.77	) %	$1,000.00	$982.30	$6.01

Class B	(2.17)		1,000.00	978.30	10.03

Class C(4)	(2.12)		1,000.00	978.80	9.59

(1)	For the six months ended July 31, 2004.
(2)

Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year.

(3)

Expenses are equal to the annualized expense ratio of 1.22%, 2.04% and 1.95% for the Fund’s Class A, B and C shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

(4)	On April 29, 2004, Class L shares were renamed as Class C shares.

6     Smith Barney Social Awareness Fund      |      2004 Semi-Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Expenses Paid During the Period(2)

Class A	5.00%	$1,000.00	$1,018.80	$6.12

Class B	5.00	1,000.00	1,014.72	10.22

Class C(3)	5.00	1,000.00	1,015.17	9.77

(1)	For the six months ended July 31, 2004.
(2)

Expenses are equal to the annualized expense ratio of 1.22%, 2.04% and 1.95% for the Fund’s Class A, B and C shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

(3)	On April 29, 2004, Class L shares were renamed as Class C shares.

7     Smith Barney Social Awareness Fund      |     2004 Semi-Annual Report

Schedule of Investments (unaudited)	July 31, 2004

SHARES	SECURITY	VALUE

COMMON STOCK — 76.3%
CONSUMER DISCRETIONARY — 7.4%
Distributors — 0.4%
74,600	CarMax, Inc. (a)	$1,551,680

Hotels, Restaurants & Leisure — 0.6%
58,800	Wendy’s International, Inc.	2,103,276

Media — 2.1%
36,400	Clear Channel Communications, Inc.	1,299,480
33,800	EchoStar Communications Corp., Class A Shares (a)	936,936
23,400	The McGraw-Hill Cos., Inc.	1,756,404
84,300	Time Warner Inc. (a)	1,403,595
59,600	Tribune Co.	2,530,020

		7,926,435

Multi-line Retail — 2.3%
89,800	Costco Wholesale Corp. (a)	3,651,268
59,200	Family Dollar Stores, Inc.	1,649,312
82,700	Target Corp.	3,605,720

		8,906,300

Specialty Retail — 2.0%
133,200	The Home Depot, Inc.	4,491,504
64,700	Lowe’s Cos., Inc.	3,152,184

		7,643,688

	TOTAL CONSUMER DISCRETIONARY	28,131,379

CONSUMER STAPLES — 8.7%
Beverages — 1.9%
78,900	The Coca-Cola Co.	3,460,554
75,800	PepsiCo, Inc.	3,790,000

		7,250,554

Food & Drug Retailing — 2.4%
72,000	CVS Corp.	3,014,640
179,800	Sysco Corp.	6,194,110

		9,208,750

Food Products — 1.5%
150,000	ConAgra Foods, Inc.	3,900,000
42,000	Hershey Foods Corp.	2,034,480

		5,934,480

Household Products — 2.2%
37,100	Colgate-Palmolive Co.	1,973,720
99,400	Kimberly-Clark Corp.	6,368,558

		8,342,278

Personal Products — 0.7%
70,000	The Gillette Co.	2,728,600

	TOTAL CONSUMER STAPLES	33,464,662

See Notes to Financial Statements.

8     Smith Barney Social Awareness Fund      |      2004 Semi-Annual Report

Schedule of Investments (unaudited) (continued)	July 31, 2004

SHARES	SECURITY	VALUE

ENERGY — 4.8%
Energy Equipment & Services — 0.5%
31,700	GlobalSantaFe Corp.	$868,580
31,700	Noble Corp. (a)	1,227,424

		2,096,004

Oil & Gas — 4.3%
177,772	BP PLC, Sponsored ADR	10,019,230
125,000	Royal Dutch Petroleum Co., NY Shares	6,287,500

		16,306,730

	TOTAL ENERGY	18,402,734

FINANCIALS — 13.7%
Banks — 6.2%
100,900	Comerica, Inc.	5,899,623
113,100	Fifth Third Bancorp	5,582,616
127,100	Wells Fargo & Co.	7,296,811
80,600	Zions Bancorporation	4,876,300

		23,655,350

Diversified Financials — 4.0%
155,200	American Express Co.	7,798,800
105,732	JPMorgan Chase & Co.	3,946,976
10,600	Lehman Brothers Holdings, Inc.	743,060
54,300	Morgan Stanley	2,678,619

		15,167,455

Insurance — 3.5%
82,425	American International Group, Inc.	5,823,326
20	Berkshire Hathaway Inc., Class A Shares (a)	1,745,000
23,100	The Hartford Financial Services Group, Inc.	1,503,810
43,800	Nationwide Financial Services	1,553,586
79,900	The St. Paul Cos., Inc.	2,961,893

		13,587,615

	TOTAL FINANCIALS	52,410,420

HEALTHCARE — 12.0%
Biotechnology — 1.9%
111,700	Amgen Inc. (a)	6,353,496
13,300	Biogen Idec Inc. (a)	798,000

		7,151,496

Healthcare Equipment & Supplies — 2.6%
80,500	Baxter International, Inc.	2,420,635
84,800	Guidant Corp.	4,691,136
61,700	Medtronic, Inc.	3,064,639

		10,176,410

Healthcare Providers & Services — 0.5%
17,700	WellPoint Health Networks Inc. (a)	1,789,470

See Notes to Financial Statements.

9     Smith Barney Social Awareness Fund      |      2004 Semi-Annual Report

Schedule of Investments (unaudited) (continued)	July 31, 2004

SHARES	SECURITY	VALUE

Pharmaceuticals — 7.0%
32,200	Eli Lilly and Co.	$2,051,784
91,600	Johnson & Johnson	5,062,732
83,200	Merck & Co., Inc.	3,773,120
235,500	Pfizer Inc.	7,526,580
150,800	Schering-Plough Corp.	2,934,568
154,600	Teva Pharmaceutical Industries Ltd., Sponsored ADR	4,576,160
34,500	Watson Pharmaceuticals, Inc. (a)	869,745

		26,794,689

	TOTAL HEALTHCARE	45,912,065

INDUSTRIALS — 8.9%
Air Freight & Couriers — 0.9%
47,300	United Parcel Service, Inc., Class B Shares	3,403,708

Airlines — 1.0%
250,962	Southwest Airlines Co.	3,631,420

Commercial Services & Supplies — 2.8%
98,200	Automatic Data Processing, Inc.	4,122,436
64,500	Avery Dennison Corp.	3,906,765
58,000	First Data Corp.	2,587,380

		10,616,581

Industrial Conglomerates — 1.6%
198,700	Tyco International Ltd.	6,159,700

Machinery — 2.6%
126,000	Danaher Corp.	6,381,900
40,700	Illinois Tool Works, Inc.	3,684,164

		10,066,064

	TOTAL INDUSTRIALS	33,877,473

INFORMATION TECHNOLOGY — 12.5%
Communications Equipment — 2.3%
250,600	Cisco Systems, Inc. (a)	5,227,516
30,900	Juniper Networks, Inc. (a)	709,464
75,800	Motorola, Inc.	1,207,494
128,400	Nokia Oyj, Sponsored ADR	1,492,008

		8,636,482

Computers & Peripherals — 3.7%
163,800	Dell Computer Corp. (a)	5,809,986
218,700	EMC Corp. (a)	2,399,139
33,000	International Business Machines Corp.	2,873,310
157,900	Network Appliance, Inc. (a)	3,049,049

		14,131,484

Electronic Equipment & Instruments — 1.0%
160,000	Agilent Technologies, Inc. (a)	3,809,600

Internet Software & Services — 0.9%
133,000	IAC/InterActiveCorp (a)	3,630,900

IT Consulting & Services — 0.4%
61,600	Accenture Ltd., Class A Shares (a)	1,517,208

See Notes to Financial Statements.

10     Smith Barney Social Awareness Fund      |      2004 Semi-Annual Report

Schedule of Investments (unaudited) (continued)	July 31, 2004

SHARES	SECURITY	VALUE

Semiconductor Equipment & Products — 0.9%
140,100	Intel Corp.	$3,415,638

Software — 3.3%
80,800	BMC Software, Inc. (a)	1,266,944
288,500	Microsoft Corp.	8,210,710
299,800	Oracle Corp. (a)	3,150,898

		12,628,552

	TOTAL INFORMATION TECHNOLOGY	47,769,864

MATERIALS — 4.0%
Chemicals — 1.9%
67,700	Air Products and Chemicals, Inc.	3,503,475
91,400	Praxair, Inc.	3,605,730

		7,109,205

Metals & Mining — 1.5%
182,400	Alcoa Inc.	5,842,272

Paper & Forest Products — 0.6%
57,700	International Paper Co.	2,494,371

	TOTAL MATERIALS	15,445,848

TELECOMMUNICATION SERVICES — 2.6%
Diversified Telecommunication Services — 2.6%
116,900	BellSouth Corp.	3,166,821
92,600	SBC Communications Inc.	2,346,484
114,700	Verizon Communications Inc.	4,420,538

	TOTAL TELECOMMUNICATION SERVICES	9,933,843

UTILITIES — 1.7%
Electric Utilities — 1.7%
37,500	FPL Group, Inc.	2,524,875
57,600	PG&E Corp. (a)	1,643,904
75,000	The Southern Co.	2,196,000

	TOTAL UTILITIES	6,364,779

	TOTAL COMMON STOCK
	(Cost — $229,783,313)	291,713,067

PREFERRED STOCK — 1.7%
CONSUMER DISCRETIONARY — 1.7%
Media — 1.7%
201,700	The News Corp. Ltd., Sponsored Preferred ADR (Cost — $6,426,919)	6,408,009

See Notes to Financial Statements.

11     Smith Barney Social Awareness Fund      |      2004 Semi-Annual Report

Schedule of Investments (unaudited) (continued)	July 31, 2004

FACE AMOUNT	SECURITY	VALUE

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 4.3%
$ 2,500,000	Federal Home Loan Bank, Bonds, 3.375% due 7/21/08	$2,454,462
	Federal National Mortgage Association (FNMA):
	Notes:
2,000,000	4.375% due 9/15/12	1,946,840
2,000,000	6.000% due 5/15/08	2,160,436
	Bonds:
1,500,000	6.250% due 5/15/29	1,606,292
	U.S. Treasury Bonds:
2,000,000	6.500% due 2/15/10	2,264,454
1,500,000	5.000% due 8/15/11	1,579,570
2,000,000	7.500% due 11/15/16	2,493,752
1,500,000	7.125% due 2/15/23	1,841,252

	TOTAL U. S. GOVERNMENT & AGENCY OBLIGATIONS
	(Cost — $16,324,217)	16,347,058

FACE AMOUNT	RATING(b)	SECURITY	VALUE

CORPORATE BONDS & NOTES — 11.6%
COMMUNICATIONS — 2.7%
Broadcasting & Cable — 1.1%
2,000,000	BBB	Comcast Corp., Notes, 5.300% due 1/15/14	1,954,798
2,000,000	BBB+	Time Warner Inc., 6.875% due 6/15/18	2,127,790

			4,082,588

Telecommunications — 1.6%
2,000,000	BBB-	Sprint Capital Corp., Guaranteed Notes, 6.125% due 11/15/08	2,120,626
2,000,000	BBB+	Telecom Italia Capital SA, Guaranteed Notes, 5.250% due 11/15/13	1,967,992
2,000,000	A+	Verizon New England, Inc., Sr. Notes, 6.500% due 9/15/11	2,158,862

			6,247,480

		TOTAL COMMUNICATIONS	10,330,068

CONSUMER CYCLICAL — 0.9%
Airlines — 0.1%
238,009	A+	Southwest Airlines Co., Pass-Through Certificates, Series A3, 8.700% due 7/1/11	283,354

Retail — 0.8%
3,000,000	A+	Target Corp., Notes, 5.375% due 6/15/09	3,148,212

		TOTAL CONSUMER CYCLICAL	3,431,566

CONSUMER DISCRETIONARY — 0.5%
Media — 0.5%
2,000,000	BBB+	Walt Disney Co., Notes, 6.750% due 3/30/06	2,117,692

CONSUMER NON-CYCLICAL — 0.6%
Retail — 0.6%
2,000,000	A+	Unilever Capital Corp., Notes, 7.125% due 11/1/10	2,276,800

FINANCIALS — 5.5%
Financial Services — 5.5%
2,000,000	A+	Bank of America Corp., Notes, 4.750% due 10/15/06	2,066,582
2,000,000	A	Countrywide Home Loans, Inc., Guaranteed Notes, 5.500% due 8/1/06	2,086,236
3,000,000	BBB-	Ford Motor Credit Corp., Notes, 5.625% due 10/1/08	3,056,007
3,000,000	BBB	General Motors Acceptance Corp., Notes, 6.125% due 9/15/06	3,129,903

See Notes to Financial Statements.

12     Smith Barney Social Awareness Fund      |      2004 Semi-Annual Report

Schedule of Investments (unaudited) (continued)	July 31, 2004

FACE AMOUNT	RATING(b)	SECURITY	VALUE

Financial Services — 5.5% (continued)
$ 2,000,000	A	Household Finance Corp., Notes, 4.125% due 12/15/08	$1,989,098
2,000,000	A	JPMorgan Chase & Co., Sub. Notes, 4.875% due 3/15/14	1,917,068
2,000,000	A+	Merrill Lynch & Co., Inc., Medium Term Notes, 3.700% due 4/21/08	1,983,622
2,000,000	A+	Morgan Stanley, Notes, 7.250% due 4/1/32	2,263,814
2,500,000	A	Wachovia Corp., Notes, 4.950% due 11/1/06	2,594,780

		TOTAL FINANCIALS	21,087,110

INDUSTRIALS — 0.9%
Motorcycle — 0.3%
1,025,000	AAA	Harley-Davidson Motorcycle ABS, Series 2003-4, 2.690% due 4/15/11	1,015,659

Transportation — 0.6%
2,000,000	BBB	Norfolk Southern Corp., Sr. Notes, 7.250% due 2/15/31	2,232,068

		TOTAL INDUSTRIALS	3,247,727

TECHNOLOGY — 0.5%
Computers & Peripherals — 0.5%
2,000,000	A+	International Business Machines Corp., Medium Term Notes, 4.750% due 11/29/12	2,017,032

		TOTAL CORPORATE BONDS & NOTES
		(Cost — $44,723,205)	44,507,995

FACE AMOUNT	SECURITY	VALUE

MORTGAGE-BACKED SECURITIES — 3.3%
	Federal Home Loan Bank:
2,890,134	5.000% due 3/1/19	2,913,745
380,298	7.000% due 10/1/30	402,859
	Federal National Mortgage Association (FNMA):
1,169,795	5.500% due 12/1/17	1,204,744
1,396,067	5.500% due 9/1/18	1,436,948
2,000,000	3.500% due 1/25/25	1,989,209
661	6.500% due 3/1/29	692
556,010	6.000% due 7/1/31	571,577
1,999,800	5.000% due 7/1/34	1,942,906
2,000,002	6.000% due 8/1/34	2,054,087
257,453	Government National Mortgage Association (GNMA), 7.000% due 8/15/29	273,858

	TOTAL MORTGAGE-BACKED SECURITIES
	(Cost — $12,748,836)	12,790,625

REPURCHASE AGREEMENT — 2.8%
10,745,000	UBS Securities LLC dated 7/30/04, 1.350% due 8/2/04; Proceeds at maturity — $10,746,209; (Fully collateralized by various U.S. Government Agency obligations, 0.000% to 8.875% due 8/3/04 to 5/15/30; Market value — $10,959,961) (Cost — $10,745,000)	10,745,000

	TOTAL INVESTMENTS — 100.0%
	(Cost — $320,751,490*)	$382,511,754

(a)	Non-income producing security.
(b)	All ratings are by Standard & Poor’s Ratings Service.
*	Aggregate cost for Federal income tax purposes is substantially the same.

Abbreviation used in this schedule: ADR — American Depositary Receipt

See page 14 for definitions of ratings.

See Notes to Financial Statements.

13     Smith Barney Social Awareness Fund      |      2004 Semi-Annual Report

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “B” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal.Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB and B	—

Bonds rated “BB” and “B” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.”BB” represents a lower degree of speculation than “B”.While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “B”, where 1 is the highest and 3 the lowest rating within its generic category.

Aaa	—

Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these bonds.

Aa	—

Bonds rated “Aa” are judged to be of the high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A	—

Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa	—

Bonds rated “Baa” are considered to be medium grade obligations; that is they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have speculative characteristics as well.

Ba	—

Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	—

Bonds rated “B” generally lack characteristics of desirable investments.Assurance of interest and principal payment or of maintance of other terms of the contract over any long period of time may be small.

NR	—	Indicates that the bond is not rated by Standard & Poor’s or Moody’s.

14     Smith Barney Social Awareness Fund      |      2004 Semi-Annual Report

Statement of Assets and Liabilities (unaudited)	July 31, 2004

ASSETS:
Investments, at value (Cost — $320,751,490)	$382,511,754
Cash	507
Dividends and interest receivable	1,375,522
Receivable for Fund shares sold	147,024
Prepaid expenses	32,795

Total Assets	384,067,602

LIABILITIES:
Dividends payable	445,787
Payable for Fund shares reacquired	280,297
Investment advisory fee payable	180,222
Distribution plan fees payable	81,439
Administration fee payable	32,769
Accrued expenses	213,355

Total Liabilities	1,233,869

Total Net Assets	$382,833,733

NET ASSETS:
Par value of shares of beneficial interest	$18,510
Capital paid in excess of par value	310,829,034
Undistributed net investment income	377,461
Accumulated net realized gain from investment transactions	9,848,464
Net unrealized appreciation of investments	61,760,264

Total Net Assets	$382,833,733

Shares Outstanding:
Class A	12,658,206

Class B	4,869,718

Class C	982,142

Net Asset Value:
Class A (and redemption price)	$20.66

Class B *	$20.72

Class C *	$20.79

Maximum Public Offering Price Per Share:
Class A (net asset value plus 5.26% of net asset value per share)	$21.75

*	Redemption price is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

15     Smith Barney Social Awareness Fund      |      2004 Semi-Annual Report

Statement of Operations (unaudited)	For the Six Months Ended July 31, 2004

INVESTMENT INCOME:
Dividends	$2,812,149
Interest	1,997,416
Less: Foreign withholding tax	(61,400)

Total Investment Income	4,748,165

EXPENSES:
Investment advisory fee (Note 2)	1,108,152
Distribution plan fees (Note 5)	979,882
Administration fee (Note 2)	370,197
Transfer agency services (Note 5)	297,388
Shareholder communications (Note 5)	45,973
Audit and legal	35,317
Trustees’ fees	24,606
Custody	20,020
Registration fees	15,419
Other	6,033

Total Expenses	2,902,987

Net Investment Income	1,845,178

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
Net Realized Gain From Investment Transactions	10,245,780
Net Decrease in Unrealized Appreciation of Investments	(19,745,902)

Net Loss on Investments	(9,500,122)

Decrease in Net Assets From Operations	$(7,654,944)

See Notes to Financial Statements.

16     Smith Barney Social Awareness Fund      |      2004 Semi-Annual Report

Statements of Changes in Net Assets

For the Six Months Ended July 31, 2004 (unaudited) and the Year Ended January 31, 2004
	July 31	January 31

OPERATIONS:
Net investment income	$1,845,178	$2,706,477
Net realized gain	10,245,780	20,702,185
Increase (decrease) in net unrealized appreciation	(19,745,902)	67,160,325

Increase (Decrease) in Net Assets From Operations	(7,654,944)	90,568,987

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 6):
Net investment income	(1,337,955)	(3,783,654)
Net realized gains	(8,178,775)	(854,302)

Decrease in Net Assets From Distributions to Shareholders	(9,516,730)	(4,637,956)

FUND SHARE TRANSACTIONS (NOTE 7):
Net proceeds from sale of shares	17,598,795	40,462,647
Net asset value of shares issued for reinvestment of distributions	8,985,882	4,363,524
Cost of shares reacquired	(45,032,532)	(67,491,065)

Decrease in Net Assets From Fund Share Transactions	(18,447,855)	(22,664,894)

Increase (Decrease) in Net Assets	(35,619,529)	63,266,137

NET ASSETS:
Beginning of period	418,453,262	355,187,125

End of period*	$382,833,733	$418,453,262

* Includes undistributed (overdistributed) net investment income of:	$377,461	$(129,762)

See Notes to Financial Statements.

17     Smith Barney Social Awareness Fund      |     2004 Semi-Annual Report

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:

Class A Shares	2004(1)(2)	2004(2)	2003(2)	2002(2)	2001(2)	2000(2)

Net Asset Value, Beginning of Period	$21.59	$17.26	$20.77	$25.50	$25.79	$25.94

Income (Loss) From Operations:
Net investment income(3)	0.12	0.18	0.25	0.29	0.39	0.38
Net realized and unrealized gain (loss)(3)	(0.50)	4.43	(3.50)	(4.07)	1.76	0.88

Total Income (Loss) From Operations	(0.38)	4.61	(3.25)	(3.78)	2.15	1.26

Less Distributions From:
Net investment income	(0.10)	(0.24)	(0.26)	(0.31)	(0.43)	(0.32)
Net realized gains	(0.45)	(0.04)	—	(0.64)	(2.01)	(1.09)

Total Distributions	(0.55)	(0.28)	(0.26)	(0.95)	(2.44)	(1.41)

Net Asset Value, End of Period	$20.66	$21.59	$17.26	$20.77	$25.50	$25.79

Total Return	(1.77)%‡	26.92%	(15.76)%	(14.99)%	8.78%	4.93%

Net Assets, End of Period (000s)	$261,515	$286,640	$237,680	$308,856	$360,550	$336,595

Ratios to Average Net Assets:
Expenses	1.22%†	1.20%	1.25%	1.23%	1.15%	1.17%
Net investment income(3)	1.17 †	0.96	1.32	1.30	1.52	1.47

Portfolio Turnover Rate	26%	45%	56%	43%	36%	43%

(1)	For the six months ended July 31, 2004 (unaudited).
(2)	Per share amounts have been calculated using the monthly average shares method.
(3)

Effective February 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended January 31, 2002, those amounts would have been $0.30, $(4.08) and 1.34% for net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets, respectively. Per share information, ratios and supplemental data for the periods prior to February 1, 2001 have not been restated to reflect this change in presentation.

‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.

See Notes to Financial Statements.

18     Smith Barney Social Awareness Fund      |      2004 Semi-Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:

Class B Shares	2004(1) (2)	2004(2)	2003(2)	2002(2)	2001(2)	2000(2)

Net Asset Value, Beginning of Period	$21.65	$17.31	$20.81	$25.51	$25.81	$25.96

Income (Loss) From Operations:
Net investment income(3)	0.04	0.03	0.10	0.11	0.19	0.19
Net realized and unrealized gain (loss)(3)	(0.51)	4.43	(3.52)	(4.05)	1.75	0.87

Total Income (Loss) From Operations	(0.47)	4.46	(3.42)	(3.94)	1.94	1.06

Less Distributions From:
Net investment income	(0.01)	(0.08)	(0.08)	(0.12)	(0.23)	(0.12)
Net realized gains	(0.45)	(0.04)	—	(0.64)	(2.01)	(1.09)

Total Distributions	(0.46)	(0.12)	(0.08)	(0.76)	(2.24)	(1.21)

Net Asset Value, End of Period	$20.72	$21.65	$17.31	$20.81	$25.51	$25.81

Total Return	(2.17)%‡	25.87%	(16.45)%	(15.63)%	7.91%	4.13%

Net Assets, End of Period (000s)	$100,901	$110,204	$97,729	$138,313	$191,725	$220,989

Ratios to Average Net Assets:
Expenses	2.04%†	2.00%	2.06%	2.00%	1.94%	1.93%
Net investment income(3)	0.35 †	0.16	0.51	0.50	0.73	0.71

Portfolio Turnover Rate	26%	45%	56%	43%	36%	43%

Class C Shares(4)	2004(1) (2)	2004(2)	2003(2)	2002(2)	2001(2)	2000(2)

Net Asset Value, Beginning of Period	$21.72	$17.37	$20.89	$25.59	$25.88	$26.03

Income (Loss) From Operations:
Net investment income(3)	0.05	0.05	0.11	0.13	0.19	0.19
Net realized and unrealized gain (loss)(3)	(0.51)	4.45	(3.53)	(4.07)	1.77	0.87

Total Income (Loss) From Operations	(0.46)	4.50	(3.42)	(3.94)	1.96	1.06

Less Distributions From:
Net investment income	(0.02)	(0.11)	(0.10)	(0.12)	(0.24)	(0.12)
Net realized gains	(0.45)	(0.04)	—	(0.64)	(2.01)	(1.09)

Total Distributions	(0.47)	(0.15)	(0.10)	(0.76)	(2.25)	(1.21)

Net Asset Value, End of Period	$20.79	$21.72	$17.37	$20.89	$25.59	$25.88

Total Return	(2.12)%‡	25.99%	(16.40)%	(15.57)%	7.94%	4.13%

Net Assets, End of Period (000s)	$20,418	$21,609	$19,778	$27,282	$31,651	$27,147

Ratios to Average Net Assets:
Expenses	1.95%†	1.93%	2.00%	1.94%	1.93%	1.92%
Net investment income(3)	0.44 †	0.24	0.57	0.59	0.74	0.73

Portfolio Turnover Rate	26%	45%	56%	43%	36%	43%

(1)	For the six months ended July 31, 2004 (unaudited).
(2)	Per share amounts have been calculated using the monthly average shares method.
(3)

Effective February 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended January 31, 2002, those amounts for Class B and C shares would have been $0.12 and $0.14 for net investment income, $(4.06) and $(4.08) for net realized and unrealized loss, and 0.54% and 0.63% for the ratio of net investment income to average net assets, respectively. Per share information, ratios and supplemental data for the periods prior to February 1, 2001 have not been restated to reflect this change in presentation.

(4)	On April 29, 2004, Class L shares were renamed as Class C shares.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.

See Notes to Financial Statements.

19     Smith Barney Social Awareness Fund      |      2004 Semi-Annual Report

Notes to Financial Statements (unaudited)

1. Significant Accounting Policies

The Smith Barney Social Awareness Fund (“Fund”), a separate investment fund of Smith Barney Equity Funds (“Trust”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”): (a) security transactions are accounted for on trade date; (b) securities traded in national securities markets are valued at the closing prices on the primary exchange in which they are traded or, if there were no sales during the day, at current quoted bid price; over-the-counter securities and U.S. government agency and obligations are valued at the mean between the bid and asked prices; securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (f ) interest income is recorded on an accrual basis, adjusted for amortization of premium and the accretion of discount, where applicable; (g) gains and losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; the Fund distributes dividends quarterly and capital gains, if any, at least annually; (i) the accounting records are maintained in U.S. dollars.All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; ( j) class specific expenses are charged to each class; management fees, general fund expenses, income, gains and/or losses are allocated on the basis of relative net assets of each class or on another reasonable basis; (k) the character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP; (l) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (m) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Investment Advisory Agreement, Administration Agreement and Other Transactions

Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment adviser to the Fund.The Fund pays SBFM an investment advisory fee calculated at an annual rate of 0.55% of the Fund’s average daily net assets.This fee is calculated daily and paid monthly.

SBFM also acts as the Fund’s administrator. Effective July 1, 2004, the administration fee paid by the Fund was reduced to an annual rate of 0.10% of the Fund’s average daily net assets.This fee is calculated daily and paid monthly. Prior to July 1, 2004, the Fund paid an administration fee calculated at an annual rate of 0.20% of the Fund’s average daily net assets.This fee was calculated daily and paid monthly.

Citicorp Trust Bank, fsb. (“CTB”), another subsidiary of Citigroup, acts as the Fund’s transfer agent. PFPC Inc. (“PFPC”) and Primerica Shareholder Services (“PSS”), another subsidiary of Citigroup, act as the Fund’s; sub-transfer agents. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC and PSS are responsible for share-

20     Smith Barney Social Awareness Fund      |      2004 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

holder recordkeeping and financial processing for all shareholder accounts and are paid by CTB. For the six months ended July 31, 2004, the Fund paid transfer agent fees of $222,842 to CTB.

Citigroup Global Markets Inc. (“CGM”) and PFS Distributors, Inc., both of which are subsidiaries of Citigroup, act as the Fund’s distributors.

On February 2, 2004, initial sales charges on Class L shares were eliminated. On April 29, 2004, the Fund’s Class L shares were renamed as Class C shares.

There is a maximum initial sales charges of 5.00% for Class A shares.There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 1.00% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate.These purchases do not incur an initial sales charge.

For the six months ended July 31, 2004, CGM and its affiliates received sales charges of approximately $53,000 on sales of the Fund’s Class A shares. In addition, for the six months ended July 31, 2004, CDSCs paid to CGM and its affiliates were approximately $21,000 for the Fund’s Class B shares.

For the six months ended July 31, 2004, CGM and its affiliates received brokerage commissions of $2,760.

All officers and one Trustee of the Trust are employees of Citigroup or its affiliates.

3. Investments

During the six months ended July 31, 2004, the aggregate cost of purchases and proceeds from sales of investments (including maturities of long-term investments, but excluding short-term investments) were as follows:

Purchases	$104,094,269

Sales	116,380,843

At July 31, 2004, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$72,159,940
Gross unrealized depreciation	(10,399,676)

Net unrealized appreciation	$61,760,264

4. Repurchase Agreements

When entering into repurchase agreements, it is the Fund’s policy that a custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

21     Smith Barney Social Awareness Fund      |      2004 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

5. Class Specific Expenses

Pursuant to a Rule 12b-1 Distribution Plan, the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class.The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets for each respective class. For the six months ended July 31, 2004, total Rule 12b-1 Distribution Plan fees, which are accrued daily and paid monthly, were as follows:

	Class A	Class B	Class C

Rule 12b-1 Distribution Plan Fees	$344,980	$529,317	$105,585

For the six months ended July 31, 2004, total Transfer Agency Service expenses were as follows:

	Class A	Class B	Class C

Transfer Agency Service Expenses	$183,638	$101,920	$11,830

For the six months ended July 31, 2004, total Shareholder Communication expenses were as follows:

	Class A	Class B	Class C

Shareholder Communication Expenses	$25,389	$18,600	$1,984

6. Distributions Paid to Shareholders by Class

	Six Months Ended July 31, 2004	Year Ended January 31, 2004

Class A
Net investment income	$1,267,006	$3,236,947
Net realized gains	5,594,536	585,579

Total	$6,861,542	$3,822,526

Class B
Net investment income	$53,148	$436,472
Net realized gains	2,150,524	224,792

Total	$2,203,672	$661,264

Class C
Net investment income	$17,801	$110,235
Net realized gains	433,715	43,931

Total	$451,516	$154,166

7. Shares of Beneficial Interest

At July 31, 2004, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share.The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

22      Smith Barney Social Awareness Fund      |      2004 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

Transactions in shares of each class were as follows:

	Six Months Ended July 31, 2004		Year Ended January 31, 2004

	Shares	Amount	Shares	Amount

Class A
Shares sold	577,420	$12,456,668	1,382,357	$26,571,089
Shares issued on reinvestment	310,132	6,447,865	184,533	3,587,634
Shares reacquired	(1,507,814)	(32,214,595)	(2,056,237)	(39,549,940)

Net Decrease	(620,262)	$(13,310,062)	(489,347)	$(9,391,217)

Class B
Shares sold	176,859	$3,817,499	611,895	$11,756,829
Shares issued on reinvestment	101,946	2,113,197	32,037	630,972
Shares reacquired	(499,645)	(10,773,528)	(1,199,174)	(22,950,730)

Net Decrease	(220,840)	$(4,842,832)	(555,242)	$(10,562,929)

Class C†
Shares sold	61,190	$1,324,628	107,952	$2,134,729
Shares issued on reinvestment	20,414	424,820	7,369	144,918
Shares reacquired	(94,510)	(2,044,409)	(258,821)	(4,990,395)

Net Decrease	(12,906)	$(294,961)	(143,500)	$(2,710,748)

†  On April 29, 2004, Class L shares were renamed as Class C shares.

8. Additional Information

Citigroup has been notified by the Staff of the Securities and Exchange Commission (“SEC”) that the Staff is considering recommending a civil injunctive action and/or an administrative proceeding against Citigroup Asset Management (“CAM”), including its applicable investment advisory companies and Citicorp Trust Bank (“CTB”), an internal transfer agent, relating to the creation and operation of the internal transfer agent unit to serve certain CAM-managed funds, including the Fund. This notification arises out of a previously disclosed investigation by the SEC and the U.S. Attorney and relates to CTB’s entry in 1999 into the transfer agency business, CAM’s retention of, and agreements with an unaffiliated sub transfer agent, the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangements, (including CAM’s failure to disclose a related revenue guarantee agreement benefiting CAM and its affiliates), and CAM’s operation of and compensation for the transfer agency business.The revenue guarantee described above was terminated in 1999 and CAM will be paying the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee. Citigroup is cooperating fully in the investigation and will seek to resolve the matter in discussions with the SEC Staff.Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Fund. On August 12, 2004, CAM paid the Fund $135,277, its allocable share of the amount described above through a waiver of its fees.

9. Legal Matters

Class action lawsuits have been filed against Citigroup Global Markets Inc. (the “Distributor”) and a number of its affiliates, including Smith Barney Fund Management LLC and Salomon Brothers Asset Management Inc (the “Advisers”), substantially all of the mutual funds managed by the Advisers (the “Funds”), and directors or trustees of the Funds. The complaints allege, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds.The complaints also allege that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on Fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints seek injunctive relief and

23     Smith Barney Social Awareness Fund      |      2004 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses. Citigroup Asset Management believes that the suits are without merit and intends to defend the cases vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Citigroup Asset Management nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or the ability of the Distributor or the Advisers to perform under their respective contracts with the Funds.

24     Smith Barney Social Awareness Fund      |      2004 Semi-Annual Report

SMITH BARNEY
SOCIAL AWARENESS FUND

TRUSTEES	OFFICERS (continued)
Lee Abraham	Kaprel Ozsolak
Allan J. Bloostein	Controller
Jane F. Dasher
R. Jay Gerken, CFA	Robert I. Frenkel
Chairman	Secretary and
Richard E. Hanson, Jr.	Chief Legal Officer
Paul Hardin
Roderick C. Rasmussen	INVESTMENT ADVISER
John P. Toolan	Smith Barney Fund Management LLC

OFFICERS	DISTRIBUTORS
R. Jay Gerken, CFA	Citigroup Global Markets Inc.
President and	PFS Distributors, Inc.
Chief Executive Officer

Andrew B. Shoup	CUSTODIAN
Senior Vice President and	State Street Bank and
Chief Administrative Officer	Trust Company

Robert J. Brault
Chief Financial Officer	TRANSFER AGENT
and Treasurer	Citicorp Trust Bank, fsb.
125 Broad Street, 11th Floor
Ellen S. Cammer	New York, New York 10004
Vice President and
Investment Officer
SUB-TRANSFER AGENTS
Charles P. Graves III, CFA	PFPC Inc.
Vice President and	P.O. Box 9699
Investment Officer	Providence, Rhode Island
02940-9699
Eugene J. Kirkwood
Vice President and	Primerica Shareholder Services
Investment Officer	P.O. Box 9662
Providence, Rhode Island
Andrew Beagley	02940-9662
Chief Anti-Money Laundering
Compliance Officer and
Chief Compliance Officer

Smith Barney Equity Funds

Smith Barney Social Awareness Fund

The Fund is a separate investment fund of the Smith Barney Equity Funds, a Massachusetts business trust.

Information on how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 and a description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the fund’s website at www.smithbarneymutualfunds.com and (3) on the SEC’s website at www.sec.gov.

Because we care about the environment, this annual report has been printed with soy-based inks on 20% post-consumer recycled paper, deinked using a non-chlorine bleach process.

This report is submitted for the general information of the shareholders of Smith Barney Equity Funds —Smith Barney Social Awareness Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus.

SMITH BARNEY SOCIAL AWARENESS FUND

Smith Barney Mutual Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

This document must be preceded or accompanied by a free prospectus. Investors should consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest or send money.

www.smithbarneymutualfunds.com

©2004 Citigroup Global Markets Inc.
Member NASD, SIPC

FD0423 9/04	04-7174

ITEM 2.	CODE OF ETHICS.

Not Applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not Applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.

ITEM 6.	[RESERVED]

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8.	[RESERVED]

ITEM 9.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not Applicable.

ITEM 10.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 11.	EXHIBITS.

(a)	Not applicable.

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney Equity Funds

By:	/s/ R. Jay Gerken R. Jay Gerken Chief Executive Officer of Smith Barney Equity Funds

Date: October 8, 2004

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken R. Jay Gerken Chief Executive Officer of Smith Barney Equity Funds

Date: October 8, 2004

By:	/s/ Robert J. Brault Robert J. Brault Chief Financial Officer of Smith Barney Equity Funds

Date: October 8, 2004